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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  May 26, 2000

                        ---------------------------------

                               UNITEL VIDEO, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      1-8654                  23-1713238
----------------------------      ----------------          ----------------
(State or other jurisdiction      (Commission File          (I.R.S. Employer
     of incorporation)                 Number)             Identification No.)

555 WEST 57TH STREET, NEW YORK, NEW YORK                      10019
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)


                                  212-265-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                          if Changed Since last report)

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

      Unitel Video, Inc. (the "Company") hereby amends Item 7 of its Current Report on Form- 8-K filed with the Securities and Exchange Commission on June 8, 2000 to read in its entirety as follows:

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial statements of business acquired:

            Not applicable

      (b)   Pro forma financial information:

            In connection with the filing of a Current Report on Form 8-K on June 8, 2000, the Company hereby amends this Item 7 by including the following pro forma financial information:

            Pro Forma Consolidated Balance Sheet as of May 31, 1999

            Pro Forma Consolidated Statements of Operations for the nine months ended May 31, 1999

            Pro Forma Consolidated Statements of Operations for the year ended August 31, 1998

            Notes to Pro Forma Consolidated Financial Statements

      (c)   Exhibits:

            *2.1 Asset Purchase Agreement, dated March 20, 2000, between the Company and NEP Supershooters, Inc.

            *2.2: First Amendment to Asset Purchase Agreement, dated May 17, 2000, between the Company and NEP Supershooters, Inc.

            *99.1:The Company's press release, dated May 30, 2000

            *99.2:Order authorizing and approving the Asset Purchase Agreement, the sale of certain of the Company's mobile division assets and all other transactions necessary to consummate the sale, entered May 8, 2000 by the United States Bankruptcy Court for the District of Delaware.

*Previously filed

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                UNITEL VIDEO, INC.


Date: August 7, 2000                      BY: /s/ JOEL GETZLER
                                             -----------------------------------
                                             Joel Getzler
                                             President
                                             Getzler & Co., Inc.
                                               for Unitel Video, Inc.

                                    PRO FORMA

                             FINANCIAL INFORMATION(6)

      The pro forma financial information contained herein reflects the transactions described herein on certain of the financial information included in the Company's Quarterly Report on Form 10-Q for the periods ended May 31, 1999 (the "May 10-Q") and in the Company's Annual Report on Form 10-K for the year ended August 31, 1998 (the "1998 10-K"), which are the most recent Quarterly and Annual Reports, respectively, filed by the Company under the Securities Exchange Act of 1934, as amended. Except as described in Note
(6) to the Notes to Pro Forma Consolidated Financial Statements, the Company has not prepared the pro forma financial statements with respect to any periods subsequent to those covered by the May 10-Q and the 1998 10-K, as required by the rules of the Securities and Exchange Commission, as it has not filed any Form 10-Q's subsequent to the filing of the May 10-Q or Form 10-K's subsequent to the filing of the 1998 10-K. The Pro Forma Consolidated Balance Sheet reflects the consolidated balance sheet of the Company as of May 31, 1999 as if the disposition of the Company's two digital mobile video vehicles and related equipment and personal property (the "Assets") had been consummated on May 31,1999. The Pro Forma Consolidated Statements of Operations for the nine months ended May 31, 1999 and the year ended August 31, 1998 reflect the consolidated results of operations of the Company as if the disposition of the Assets had been consummated on September 1, 1997. Also included in narrative form in Note (6) of the Notes to Pro Forma Consolidated Financial Statements is certain pro forma consolidated balance sheet and pro forma consolidated statements of operations information for the year ended August 31, 1999 as if the disposition of the Assets had occurred on September 1, 1998 for statements of operations presentation.

      The pro forma information does not purport to be indicative of the financial position or results of operations of the Company that would have been attained had the disposition of the Assets occurred on the dates indicated or of future results of operations of the Company. The Pro Forma Consolidated Financial Statements contained herein should be read in conjunction with the separate unaudited and audited financial statements and notes thereto of the Company included in the May 10-Q and the 1998 10-K.

                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  May 31, 1999
                                   (Unaudited)

                                                              Mobile Asset     Proforma
                                                              Disposition (1)  Adjustments
                                              Historical      & (2)            (3)                Proforma
                                              ----------      ---------------  -----------        --------
ASSETS
Current Assets:
       Cash                                   $     91,000                                        $    91,000
       Accounts receivable, net                  4,217,000                                          4,217,000
       Other receivables                            70,000                                             70,000
       Prepaid income taxes                        199,000                                            199,000
       Prepaid expenses                            343,000                                            343,000
       Deferred tax asset                          312,000                                            312,000
                                              ------------    -------------     -----------       -----------
       Total current assets                      5,232,000                0                         5,232,000

Property & equipment, at cost (3)&(4)
       Land, buildings and improvements         24,114,000                                         24,114,000
       Video equipment                          78,452,000                       11,137,000        67,315,000
       Furniture and fixtures                    1,614,000                                          1,614,000
                                              ------------    -------------     -----------       -----------
                                               104,180,000                0      11,137,000        93,043,000

Less:  Accumulated depreciation
       and amortization                         58,402,000                        2,385,000        56,017,000
                                              ------------    -------------     -----------       -----------
                                                45,778,000                0       8,752,000        37,026,000

Deferred tax asset                               2,157,000                                          2,157,000
Goodwill                                         1,479,000                                          1,479,000
other assets                                     2,111,000                                          2,111,000
                                              ------------    -------------     -----------       -----------
                                              $ 56,757,000    $           0     $ 8,752,000       $48,005,000
                                              ------------    -------------     -----------       -----------
                                              ------------    -------------     -----------       -----------

See Notes to Pro Forma Consolidated Financial Statements

                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  May 31, 1999
                                   (Unaudited)

                                                                  Mobile Asset     Proforma
                                                                  Disposition (1)  Adjustments
                                                  Historical      & (2)            (3)                Proforma
                                                  ----------      ---------------  -----------        --------
LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
       Accounts payable                           $ 6,769,000        $ 970,000                      $  5,799,000
       Accrued expenses                             1,921,000                                          1,921,000
       Payroll benefits and related items             869,000                                            869,000
       Current maturities of long-term debt        14,072,000                                         14,072,000
       Current maturities of subordinated debt      2,171,000                                          2,171,000
       Current maturities of capital lease
                               obligations          3,411,000                                          3,411,000
                                                  -----------        ---------      ----------      ------------
Total current liabilities                          29,213,000          970,000               0        28,243,000

Deferred rent                                           3,000                                              3,000
Long term debt, less current maturities            19,807,000                        6,000,000        13,807,000
Long term leases, less current maturities           2,448,000                                          2,448,000
Accrued retirement                                    949,000                                            949,000

Stockholders equity
       Common stock, par value $0.01 per share
       Authorized 5,000,000 shares
       Issued 3,545,604 shares, and
       Outstanding 2,714,866 shares                    27,000                                             27,000
Additional paid-in-capital                         27,285,000                                         27,285,000
Accumulated deficit                               (15,330,000)        (970,000)      2,752,000       (17,112,000)
Common stock held in treasury,
       at cost (830,739 shares)                    (7,645,000)                                        (7,645,000)
                                                  -----------        ---------      ----------      ------------
Total stockholders' equity/(deficit)                4,337,000         (970,000)      2,752,000         2,555,000
                                                  -----------        ---------      ----------      ------------
                                                  $56,757,000        $       0      $8,752,000      $ 48,005,000
                                                  -----------        ---------      ----------      ------------
                                                  -----------        ---------      ----------      ------------

See Notes to Pro Forma Consolidated Financial Statements

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED MAY 31, 1999
                                   (Unaudited)

                                                                  Mobile Asset     Proforma
                                                                  Disposition (1)  Adjustments
                                                  Historical      & (2)            (3)                Proforma
                                                  ----------      ---------------  -----------        --------
Sales                                             $33,899,000       $3,990,000                      $ 29,909,000

Cost of sales

       Production costs                            22,885,000        2,561,000                        20,324,000
       Depreciation and amortization                6,392,000        1,185,000                         5,207,000
                                                  -----------        ---------                      ------------
                                                   29,277,000        3,746,000                        25,531,000
                                                  -----------        ---------                      ------------
                                                  -----------        ---------                      ------------

Gross Profit                                        4,622,000          244,000                         4,378,000

Operating expenses
       Selling                                        723,000                           13,000           710,000
       General and administrative                   4,271,000                          411,000         3,860,000
       Interest (5)                                 3,475,000                          790,000         2,685,000
                                                  -----------        ---------     -----------      ------------
                                                    8,469,000                0       1,214,000         7,255,000
                                                  -----------        ---------     -----------      ------------
                                                  -----------        ---------     -----------      ------------

(Loss) from operations                             (3,847,000)         244,000      (1,214,000)       (2,877,000)

Income taxes                                          (38,000)                                           (38,000)
                                                  -----------        ---------      ----------      ------------
Net loss available to common stockholders         ($3,885,000)       $ 244,000     ($1,214,000)      ($2,915,000)
                                                  -----------        ---------     -----------      ------------
                                                  -----------        ---------     -----------      ------------

Loss per common share - basic
       and diluted                                     ($1.43)                                           ($1.07)

Weighted average of common and
       common equivalent shares
       outstanding                                  2,714,000                                         2,714,000
                                                  -----------        ---------     -----------      ------------
                                                  -----------        ---------     -----------      ------------

See Notes to Pro Forma Consolidated Financial Statements

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1998
                                   (Unaudited)

                                                                  Mobile Asset     Proforma
                                                                  Disposition (1)  Adjustments
                                                  Historical      & (2)            (3)                Proforma
                                                  ----------      ---------------  -----------        --------
Sales                                             $51,699,000       $4,453,000                       $47,246,000

Cost of sales
       Production costs                            35,769,000        3,081,000                        32,688,000
       Depreciation & amortization                  8,938,000          770,000                         8,168,000
                                                  -----------        ---------                      ------------
                                                   44,707,000        3,851,000                        40,856,000
                                                  -----------        ---------                      ------------
                                                  -----------        ---------                      ------------

Gross Profit                                        6,992,000          602,000                         6,390,000

Operating expenses
       Selling                                      1,339,000                          115,000         1,224,000
       General and administrative                   6,558,000                          565,000         5,993,000
       Interest (5)                                 4,127,000                        1,039,000         3,088,000
       Merger agreement costs                         685,000                                            685,000
                                                  -----------        ---------     -----------      ------------
                                                   12,709,000                        1,719,000        10,990,000
                                                  -----------        ---------     -----------      ------------
                                                  -----------        ---------     -----------      ------------

Loss from operations                               (5,717,000)         602,000      (1,719,000)       (4,600,000)

Other Income                                          345,000                                            345,000

Income taxes                                          (37,000)                                           (37,000)
                                                  -----------        ---------     -----------      ------------
Net loss available to common stockholders         ($5,409,000)       $ 602,000     ($1,719,000)      ($4,292,000)
                                                  -----------        ---------     -----------      ------------
                                                  -----------        ---------     -----------      ------------

Loss per common share - basic
       and diluted                                    ($2.01)                                             ($1.60)

Weighted average of common and
       common equivalent shares
       outstanding                                  2,687,000                                          2,687,000
                                                  -----------        ---------     -----------      ------------
                                                  -----------        ---------     -----------      ------------

See Notes to Pro Forma Consolidated Financial Statements

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

(1) The Pro Forma Consolidated Financial Statements reflect the sale of the Assets to NEP Supershooters, Inc. and the use of the proceeds to repay certain of the Company's secured debt as if such transactions occurred on May 31, 1999 for the presentation in the pro forma consolidated balance sheet set forth herein and as of September 1, 1997 for the presentation in each of the pro forma consolidated statements of operations set forth herein.

(2) Expenses have been pro-rated to sales of the Assets. The loss from operations has been adjusted against accounts payable, pending the disposition of the other assets of the Company's mobile unit.

(3)   Increase (decrease) in Balance Sheet accounts.

                                                  Current
                                                  maturities of
                              Calculation of      long term      Net property
                              estimated loss      debt           equipment          Equity
Proceeds, net of
expenses                       $ 6,000,000        $6,000,000

Net book value of
assets sold                    $ 8,752,000                       $8,752,000

                               -----------
Net loss on sale of assets     ($2,752,000)                                       ($2,752,000)
                               -----------
                               -----------
                                                  ----------     ----------       -----------
                                                  $6,000,000     $8,752,000       ($2,752,000)
                                                  ----------     ----------       -----------
                                                  ----------     ----------       -----------

      The long term debt repaid with the proceeds from the sale of the Assets includes amounts owing to Heller Financial and the Machinery & Equipment Loan Fund of the Commonwealth of Pennsylvania and excludes the repayment of any debt and satisfaction of any obligations owed under leases.

(4) The Pro Forma Consolidated Balance Sheet as on May 31, 1999 presented reflects the disposition of the net book value of the Assets as of May 31, 1999, net of the proceeds received from asset sales.

(5) The Pro Forma Consolidated Statements of Operations for the periods presented reflect the repayment of debt as of the beginning of the periods being presented resulting in the decrease in interest expense for such periods.

(6) The Asset sale and disposition described herein if reflected in the Company's consolidated balance sheet as at August 31, 1999 would have resulted in decrease of net property and equipment of $8,752,000, a decrease in total assets of $8,752,000, a decrease in current liabilities of $970,000, and an increase in stockholders' deficit of $1,783,000. The Asset sale and disposition described herein if reflected in the Company's consolidated statement of operations at September 1, 1998 would have resulted in a decrease in the loss per common share basic and diluted of $0.36, and a decrease in interest of $790,000 to reflect the repayment of $6,000,000 of indebtedness as of September 1, 1998.